STATEMENT OF ADDITIONAL INFORMATION


                                 August 31, 1997


                            PZENA FOCUSED VALUE FUND
                                   a series of
                        PROFESSIONALLY MANAGED PORTFOLIOS
                           830 Third Ave., 14th floor
                               New York, NY 10022
                                 (212) 355-1600



         This Statement of Additional Information is not a prospectus and it should be read in conjunction with the prospectus of the Pzena Focused Value Fund (the "Fund"). A copy of the prospectus dated August 31, 1997 is available by calling the number listed above or (212) 633-9700.

                                TABLE OF CONTENTS


The Trust.......................................................................................................B-2
Investment Objective and Policies...............................................................................B-2
Investment Restrictions.........................................................................................B-7
Distributions and Tax Information...............................................................................B-8
Trustees and Executive Officers................................................................................B-11
The Fund's Administrator.......................................................................................B-14
The Fund's Distributor.........................................................................................B-15
Execution of Portfolio Transactions............................................................................B-15
Additional Purchase and Redemption Information.................................................................B-17
Determination of Share Price...................................................................................B-18
Performance Information........................................................................................B-18
General Information............................................................................................B-19
Financial Statements...........................................................................................B-20
Appendix.......................................................................................................B-21



Pzena SAI                                             B-1

                                    THE TRUST

         Professionally Managed Portfolios (the "Trust") is an open-end management investment company organized as a Massachusetts business trust. The Trust consists of various series which represent separate investment portfolios. This Statement of Additional Information relates only to the Fund.

                        INVESTMENT OBJECTIVE AND POLICIES

         The Fund is a mutual fund with the investment objective of long-term capital growth. The following discussion supplements the discussion of the Fund's investment objective and policies as set forth in the Prospectus. There can be no assurance the objective of the Fund will be attained.

Repurchase Agreements

         The Fund may enter into repurchase agreements as discussed in the Prospectus. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government security itself. Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with Government securities dealers recognized by the Federal Reserve Board and registered as broker-dealers with the Securities and Exchange Commission ("SEC") or exempt from such registration. The Fund will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the value of the Fund's total assets would be invested in illiquid securities including such repurchase agreements.

         For purposes of the Investment Company Act of 1940 (the "1940 Act"), a repurchase agreement is deemed to be a loan from the Fund to the seller of the U.S. Government security subject to the repurchase agreement. It is not clear whether a court would consider the U.S. Government security acquired by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. Government security before its repurchase under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the U.S. Government security. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the U.S. Government security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing

Pzena SAI                                             B-2
some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Investment Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the U.S. Government security.

         Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, the Fund will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Fund plus accrued interest, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian. If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

When-Issued Securities

         The Fund may from time to time purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Fund's intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the purchase price. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued basis. The Fund will segregate liquid assets with its Custodian equal in value to commitments for when-issued securities. Such segregated assets either will mature or, if necessary, be sold on or before the settlement date.


Foreign Securities

         The Fund may invest up to 20% of its assets in foreign securities. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from

Pzena SAI                                             B-3
such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S.
investments.

         Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

         Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There can be no assurance that the Advisor will be able to anticipate or counter these potential events and their impacts on the Fund's share price.

         Securities of foreign issuers may be held by the Fund in the form of American Depositary Receipts and European Depositary Receipts ("ADRs" and "EDRs"). These are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national market and currencies.

         The Fund may invest without regard to the 20% limitation in securities of foreign issuers which are listed and traded on a domestic national securities exchange.


Debt Securities and Ratings

         Ratings of debt securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality and may be reduced after the Fund has acquired the security. If a security's rating is reduced while it is held by the Fund, the Advisor will consider whether the Fund should continue to hold the security but the Fund is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the

Pzena SAI                                             B-4
risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial conditions may be better or worse than the rating indicates.

         The Fund reserves the right to invest up to 20% of its assets in debt securities, which may include those rated lower than BBB by S & P or lower than Baa by Moody's but rated at least B by S & P or Moody's (or, in either case, if unrated, deemed by the Advisor to be of comparable quality). Lower-rated securities generally offer a higher current yield than that available for higher grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower-rated debt issues generally is smaller and less active than that for higher quality securities, which may limit the Fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a smaller and less actively traded market.

         Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower-yielding security, resulting in a decreased return to investors. Also, because the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than the Fund consisting of higher-rated securities. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower-rated securities. Investments in zero-coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

Options and Futures Contracts

         As indicated in the Prospectus, to the extent consistent with its investment objectives and policies, the Fund may purchase and write call and put options on securities, securities indexes

Pzena SAI                                             B-5
and on foreign currencies and enter into futures contracts and use options on futures contracts, to the extent of up to 5% of its assets.

         Transactions in options on securities and on indexes involve certain risks. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

         If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; such losses may be mitigated or exacerbated by changes in the value of the Fund's securities during the period the option was outstanding.


         Use of futures contracts and options thereon also involves certain risks. The variable degree of correlation between price movements of futures contracts and price movements in the related portfolio positions of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. Also, futures and options markets may not be liquid in all circumstances and certain over the counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction at all or without incurring losses. Although the use of options and futures transactions for hedging should minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. If losses were to result from the use of such transactions, they could reduce net asset value and possibly income. The Fund may use these techniques to hedge against changes in interest rates or securities prices or as part of its overall investment strategy. The Fund will maintain liquid assets (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options and futures contracts to avoid leveraging of the Fund.




Pzena SAI                                             B-6

                             INVESTMENT RESTRICTIONS

         The following policies and investment restrictions have been adopted by the Fund and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the 1940 Act. The Fund may not:

         1. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan.

         2. (a) Borrow money, except from banks for temporary or emergency purposes. Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings.

         (b) Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings.

         3. Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (The Fund is not precluded from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

         4. Purchase or sell real estate, commodities or commodity contracts (other than futures transactions for the purposes and under the conditions described in the prospectus and in this Statement of Additional Information).

         5. Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.)

         6. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures, forward or repurchase transactions.

         7. (a) With respect to 50% of the Fund's assets, purchase the securities of any issuer if more than 5% of the total assets of the Fund would be invested in the securities of the issuer, other than obligations of the U.S. Government, its agencies or instrumentalities.

               (b) With respect to the remaining 50% of the Fund's assets, purchase the securities of any issuer if more than 25% of the total assets of the Fund would be invested in the securities of the issuer.


Pzena SAI                                             B-7

The Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Fund may not:

         8. Purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of a single issuer.

         9. Invest in any issuer for purposes of exercising control or management.


         10. Invest in securities of other investment companies which would result in the Fund owning more than 3% of the outstanding voting securities of any one such investment company, the Fund owning securities of another investment company having an aggregate value in excess of 5% of the value of the Fund's total assets, or the Fund owning securities of investment companies in the aggregate which would exceed 10% of the value of the Fund's total assets.

         11. Invest, in the aggregate, more than 5% of its total assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable and repurchase agreements with more than seven days to maturity.


         12. Invest more than 15% of its assets in securities of foreign issuers (including American Depositary Receipts with respect to foreign issuers, but excluding securities of foreign issuers listed and traded on a domestic national securities exchange).

         If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except with respect to restrictions regarding borrowing and investment in illiquid securities, or as otherwise noted.


                        DISTRIBUTIONS AND TAX INFORMATION

Distributions

         Any dividends from net investment income (including realized short term capital gains) are declared and paid at least annually, typically at the end of the Fund's fiscal year (December 31). Any undistributed long-term net capital gains realized during the 12-month period ended each October 31, as well as any additional undistributed long-term capital gains realized during the Fund's fiscal year, will also be distributed to shareholders on or about December 31 of each year.


Pzena SAI                                             B-8

         Each distribution by the Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Fund will issue to each shareholder a statement of the federal income tax status of all distributions.

Tax Information

         Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund intends to continue to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing of distributions. The Fund's policy is to distribute to its shareholders all of its investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes. To comply with the requirements, the Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year,
(ii) at least 98% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and
(iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax.

         Net investment income consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of the Fund.

         Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent the Fund designates the amount distributed as a qualifying dividend. The aggregate amount so designated cannot, however, exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. In view of the Fund's investment policy, it is expected that dividends from domestic corporations will be part of the Fund's gross income and that, accordingly, part of the distributions by the Fund may be eligible for the dividends-received deduction for corporate shareholders. However, the portion of the Fund's gross income attributable to qualifying dividends is largely dependent on that Fund's investment activities for a particular year and therefore cannot be predicted with any certainty. The deduction may be reduced or eliminated if the Fund shares held by a corporate investor are treated as debt-financed or are held for less than 46 days.

         Distributions of the excess of net long-term capital gains over net short-term capital losses are taxable to shareholders as long-term capital gains, regardless of the length of time they have held their shares. Capital gains distributions are not eligible for the dividends-received deduction referred to in the previous paragraph. Distributions of any net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis

Pzena SAI                                             B-9
for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a shareholder's liability for the alternative minimum tax.

         The Fund may write, purchase or sell certain option, futures, and foreign currency contracts. Such transactions are subject to special tax rules that may affect the amount, timing and character of distributions to shareholders. Unless the Fund is eligible to make and makes a special election, such contracts that are "Section 1256 contracts" will be "marked-to-market" for federal income tax purposes at the end of each taxable year, i.e., each contract will be treated as sold for its fair market value on the last day of the taxable year. In general, unless the special election referred to in the previous sentence is made, gain or loss from transactions in such contracts will be 60% long-term and 40% short-term capital gain or loss. Section 1092 of the Code, which applies to certain "straddles", may affect the taxation of the Fund's transactions in option, futures and foreign currency contracts. Under Section 1092 of the Code, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions.



         A redemption of Fund shares may result in recognition of a taxable gain or loss. Any loss realized upon a redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. Any loss realized upon a redemption of Fund shares may be disallowed under certain wash sale rules to the extent shares of the Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

         Under the Code, the Fund will be required to report to the Internal Revenue Service ("IRS") all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Internal Revenue Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at the rate of 31 percent in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. The Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.


Pzena SAI                                             B-10

         The Fund will not be subject to tax in the Commonwealth of Massachusetts as long as it qualifies as a regulated investment company for federal income tax purposes. Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the tax treatment thereof may differ from the federal income tax treatment. Moreover, the above discussion is not intended to be a complete discussion of all applicable federal tax consequences of an investment in the Fund. Shareholders are advised to consult with their own tax advisers concerning the application of federal, state and local taxes to an investment in the Fund.

         The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income.

         This discussion and the related discussion in the prospectus have been prepared by Fund management, and counsel to the Fund has expressed no opinion in respect thereof.

                         TRUSTEES AND EXECUTIVE OFFICERS

         The Trustees of the Trust, who were elected for an indefinite term by the initial shareholders of the Trust, are responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current Trustees and officers and their affiliations and principal occupations for the past five years are set forth below.


Steven J. Paggioli,* 47  President and Trustee

479 West 22nd Street, New York, New York 10011. Executive Vice President, The Wadsworth Group (consultants) since 1986; Executive Vice President of Investment Company Administration Corporation ("ICAC") (mutual fund administrator and the Trust's administrator),and Vice President of First Fund Distributors, Inc. ("FFD") (a registered broker-dealer and the Fund's Distributor) since 1990.

Dorothy A. Berry, 54 Trustee

40 Maple Lane, Copake, NY 12516. President, Talon Industries (venture capital and business consulting); formerly Chief Operating Officer, Integrated Asset Management (investment advisor and manager) and formerly President, Value Line, Inc., (investment advisory and financial publishing firm).


Pzena SAI                                             B-11

Wallace L. Cook, 57 Trustee

One Peabody Lane, Darien, CT 06820. Retired. Formerly Senior Vice President, Rockefeller Trust Co. Financial Counselor, Rockefeller & Co.

Carl A. Froebel, 59 Trustee

2 Crown Cove Lane,  Savannah,  GA 31411.  Private  Investor.  Formerly  Managing
Director, Premier Solutions, Ltd. Formerly President and Founder, National Investor Data Services, Inc. (investment related computer software).

Rowley W.P. Redington, 53 Trustee

1191 Valley Road, Clifton, New Jersey 07103. President; Intertech (consumer electronics and computer service and marketing); formerly Vice President, PRS of New Jersey, Inc. (management consulting), and Chief Executive Officer, Rowley Associates (consultants).

Eric M. Banhazl*, 40 Treasurer

2025 E. Financial Way, Suite 101, Glendora, California 91741. Senior Vice President, The Wadsworth Group, Senior Vice President of ICAC and Vice President of FFD since 1990.

Robin Berger*, 40 Secretary

479 West 22nd St., New York, New York 10011. Vice President, The Wadsworth Group since June, 1993; formerly Regulatory and Compliance Coordinator, Equitable Capital Management, Inc. (1991-93).

Robert H. Wadsworth*, 57 Vice President

4455 E. Camelback Road, Suite 261E, Phoenix, Arizona 85018. President of The Wadsworth Group since 1982, President of ICAC and FFD since 1990.

*Indicates an "interested person" of the Trust as defined in the 1940 Act.

         Set forth below is the rate of compensation received by the following Trustees from the Fund and all other portfolios of the Trust. This total amount is allocated among the portfolios. Disinterested trustees receive an annual retainer of $7,500 and a fee of $2,500 for each regularly scheduled meeting. These trustees also receive a fee of $1000 for any special meeting attended. The Chairman of the Board of Trustees receives an additional annual retainer of $4,500. Disinterested trustees are also reimbursed for expenses in connection with each Board meeting attended. No other compensation or retirement benefits were received by any Trustee or officer from the Fund or any other portfolios of the Trust.

Pzena SAI                                             B-12

Name of Trustee                                    Total Annual Compensation

Dorothy A. Berry                                   $22,000
Wallace L. Cook                                    $17,500
Carl A. Froebel                                    $17,500
Rowley W.P. Redington                              $17,500

         During the fiscal year ended April 30, 1997, trustees' fees and expenses in the amount of $2,548 were allocated to the Fund. As of the date of this Statement of Additional Information, the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund.


Investment Advisor


         The Board of Trustees of the Trust establishes the Fund's policies and supervises and reviews the management of the Fund. Pzena Investment Management LLC acts as Advisor to the Fund. The Advisor was founded in 1995 and is controlled by Mr. Richard Pzena, who is principally responsible for the Fund's portfolio. Mr. Pzena was formerly Director of Research for U.S. equities at an investment advisory firm with several billion in investment advisory and investment company assets under management.



         Under the Investment Advisory Agreement with the Fund, the Advisor provides the Fund with advice on buying and selling securities, manages the investments of the Fund, furnishes the Fund with office space and certain administrative services, and provides most of the personnel needed by the Fund. As compensation, the Fund pays the Advisor a monthly management fee (accrued daily) based upon the average daily net assets of the Fund at the rate of 1.25% annually.


         The Adviser has undertaken to limit the Fund's operating expenses to an annual level of 1.75% of the Fund's average net assets. For the fiscal period ended April 30, 1997, the Advisor waived its fees of $21,340 and reimbursed the Fund for other operating expenses in the amount of $48,237.


         The Investment Advisory Agreement continues in effect for successive annual periods so long as such continuation is approved at least annually by the vote of (1) the Board of Trustees of the Trust (or a majority of the outstanding shares of the Fund to which the agreement applies), and (2) a majority of the Trustees who are not interested persons of any party to the Agreement, in each case cast in person at a meeting called for the purpose of voting on such approval. Any such agreement may be terminated at any time, without penalty, by either party to the agreement upon sixty days' written notice and is automatically terminated in the event of its "assignment," as defined in the 1940 Act.



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                            THE FUND'S ADMINISTRATOR

         The Fund has an Administration Agreement with Investment Company Administration Corporation (the "Administrator"), a corporation owned and controlled by Messrs. Banhazl, Paggioli and Wadsworth with offices at 4455 E. Camelback Rd., Ste. 261-E, Phoenix, AZ 85018. The Administration Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Fund; prepare all required filings necessary to maintain the Fund's qualification and/or registration to sell shares in all states where the Fund currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials (e.g., Annual Reports) required to be sent to shareholders; coordinate the preparation and payment of Fund related expenses; monitor and oversee the activities of the Fund's servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary the Fund's daily expense accruals; and perform such additional services as may be agreed upon by the Fund and the Administrator. For its services, ICAC receives a fee at the following annual rate:

Average Net Assets of the Fund                     Fee or Fee Rate

Under $15 million                                  $30,000
$15 to $50 million                                 0.20% of average net assets
$50 to $100 million                                0.15% of average net assets
$100 to $150 million                               0.10% of average net assets
Over $150 million                                  0.05% of average net assets


ICAC received fees of $26,499 from the Fund for the fiscal period ended April 30, 1997.


                             THE FUND'S DISTRIBUTOR

         First Fund Distributors, Inc., (the "Distributor"), a corporation owned by Mr. Banhazl, Mr. Paggioli and Mr. Wadsworth, acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distribution Agreement between the Fund and the Distributor continues in effect for periods not exceeding one year if approved at least annually by (i) the Board of Trustees or the vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and (ii) a majority of the Trustees who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated without penalty by the parties thereto upon sixty days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.


                       EXECUTION OF PORTFOLIO TRANSACTIONS

Pzena SAI                                             B-14

         Pursuant to the Investment Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers will be used to execute the Fund's portfolio transactions. Purchases and sales of securities in the over-the-counter market will be executed directly with a "market-maker" unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

         Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one broker, dealer or underwriter are comparable, the order may be allocated to a broker, dealer or underwriter that has provided research or other services as discussed below.

         In placing portfolio transactions, the Adviser will use its best efforts to choose a broker-dealer capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by the National Association of Securities Dealers, Inc.

         While it is the Fund's general policy to seek first to obtain the most favorable price and execution available, in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser's overall responsibilities to the Fund.


Pzena SAI                                             B-15

         Investment decisions for the Fund are made independently from those of other client accounts or mutual funds managed or advised by the Adviser.
Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seeks to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day's transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

         The Fund does not effect securities transactions through brokers solely for selling shares of the Fund, although the Fund may consider the sale of shares as a factor in allocating brokerage. However, as stated above, broker-dealers who execute brokerage transactions may effect purchases of shares of the Fund for their customers.


         The Fund does not use the Distributor to execute its portfolio transactions. For the fiscal period ended April 30, 1997 the aggregate brokerage commissions paid by the Fund were $9,895.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Fund's shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Manager or the Distributor such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund's shares.

         Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible but no later than seven days after receipt by the Fund's Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c)for such other period as the SEC may permit for the protection of the Fund's shareholders. At various times, the Fund may be requested

Pzena SAI                                             B-16
to redeem shares for which it has not yet received confirmation of good payment; in this circumstance, the Fund may delay the redemption until payment for the purchase of such shares has been collected and confirmed to the Fund.

         The Fund intends to pay cash (U.S. dollars) for all shares redeemed, but, under abnormal conditions which make payment in cash unwise, the Fund may make payment partly in securities with a current market value equal to the redemption price. Although the Fund does not anticipate that it will make any part of a redemption payment in securities, if such payment were made, an investor may incur brokerage costs in converting such securities to cash. The Fund has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contains a formula for determining the minimum redemption amounts that must be paid in cash.

         The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the Fund's portfolio securities at the time of redemption or repurchase.

Check-A-Matic

         As discussed in the Prospectus, the Fund provides a Check-A-Matic Plan for the convenience of investors who wish to purchase shares of the Fund on a regular basis. All record keeping and custodial costs of the Check-A-Matic Plan are paid by the Fund. The market value of the Fund's shares is subject to fluctuation, so before undertaking any plan for systematic investment, the investor should keep in mind that this plan does not assure a profit nor protect against depreciation in declining markets.


                          DETERMINATION OF SHARE PRICE


         As noted in the Prospectus, the net asset value and offering price of shares of the Fund will be determined once daily as of the close of public trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on each day that the Exchange is open for trading. It is expected that the Exchange will be closed on Saturdays and Sundays and on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The Fund does not expect to determine the net asset value of its shares on any day when the Exchange is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the net asset value per share.


         In valuing the Fund's assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange or on NASDAQ are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. Readily marketable securities traded only in the over-the-counter market and not on NASDAQ

Pzena SAI                                             B-17
are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board of Trustees of the Trust shall determine in good faith to reflect the security's fair value. All other assets of each Fund are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

         The net asset value per share of the Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.


                             PERFORMANCE INFORMATION

         From time to time, the Fund may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return will be accompanied by information on the Fund's average annual compounded rate of return over the most recent four years and the period from the Fund's inception of operations. The Fund may also advertise aggregate and average total return information over different periods of time.

         The Fund's total return may be compared to relevant indices, including Standard & Poor's 500 Composite Stock Index and indices published by Lipper Analytical Services, Inc. From time to time, evaluations of a Fund's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Funds.

         Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any period should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.

         The Fund's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the following formula:

                                  P(1+T)n = ERV

Where: P = a hypothetical initial purchase order of $1,000 from which the maximum sales load is deducted

          T  =  average annual total return
          n  =  number of years
          ERV = ending redeemable value of the hypothetical $1,000 purchase at the end of the period

Pzena SAI                                             B-18

         Aggregate total return is calculated in a similar manner, except that the results are not annualized.Each calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period and gives effect to the maximum applicable sales charge.


         The Fund's total return since its inception on June 24, 1996 through the fiscal period ending April 30, 1997 was 15.88%.


                               GENERAL INFORMATION

         Investors in the Fund will be informed of the Fund's  progress  through
periodic  reports.   Financial   statements   certified  by  independent  public
accountants will be submitted to shareholders at least annually.


         Star Bank N.A., 425 Walnut Street, Cincinnati, OH 45202 acts as Custodian of the securities and other assets of the Fund. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund. American Data Services, Inc., P.O. Box 5536, Hauppauge, NY 11788-0132 is the Fund's Transfer and Dividend Disbursing Agent.


         Tait, Weller & Baker, 2 Penn Center Plaza, Philadelphia, PA 19102 are the independent auditors for the Fund.


         Lane, Altman & Owens, 101 Federal St., Boston, MA 02110 are legal counsel to the Advisor.

         Paul, Hastings, Janofsky & Walker, 345 California Street, 29th Floor, San Francisco, California 94104, are legal counsel to the Fund.

         The following persons are beneficial owners of more than 5% of the Fund's outstanding voting securities as of August 14, 1997.

         Richard M. Cion, Westport, CT 06880; 6.40%

         M & M Value Partners, Jericho, NY 11753; 5.44%

         Olga E. Manigan, Rye, NY 10580; 5.76%

         Raymond James & Associates, Inc., St. Petersburg, FL 33733; 7.59%



         The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations

Pzena SAI                                             B-19
of the Trust. The Agreement and Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund's assets for any shareholder held personally liable for obligations of the Fund or Trust. The Agreement and Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund or Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Agreement and Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust's total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

         The Trust is registered with the SEC as a management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.


                              FINANCIAL STATEMENTS

         The annual report to shareholders for the Fund for the fiscal year ended April 30, 1997 is a separate document supplied with this Statement of Additional Information and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference in this Statement of Additional Information.



Pzena SAI                                             B-20

                                    APPENDIX

                          Description of Bond Ratings*

Moody's Investors Service

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements: their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


Pzena SAI                                             B-21

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Standard & Poor's Corporation

AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

*Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.


Pzena SAI                                             B-22

                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 31, 1997


                          TITAN FINANCIAL SERVICES FUND
                                   a series of
                        PROFESSIONALLY MANAGED PORTFOLIOS
                            9672 Pennsylvania Avenue
                         Upper Marlboro, Maryland 20772



         Titan Financial Services Fund (the "Fund"), a diversified, professionally managed portfolio, is a separate series of Professionally Managed Portfolios, an open-end management investment company. This Statement of Additional Information ("SAI") is not a prospectus and should be read only in conjunction with the Funds' current Prospectus, dated August 31, 1997. A copy of the Prospectus may be obtained by calling toll-free at 1-800-385-7003. This SAI is dated August 31, 1997.


                                TABLE OF CONTENTS

Investment Policies and Restrictions............................................................................B-2
Trustees and Executive Officers................................................................................B-16
Investment Management, Administration and Distribution
         arrangements..........................................................................................B-18
The Fund's Administrator.......................................................................................B-19
Portfolio Transactions.........................................................................................B-21
Valuation of Shares............................................................................................B-22
Performance Information........................................................................................B-23
Taxes..........................................................................................................B-25
General Information............................................................................................B-27
Financial Statements...........................................................................................B-28
Appendix.......................................................................................................B-29



Titan SAI                                             B-1

                      INVESTMENT POLICIES AND RESTRICTIONS

         The following supplements the information contained in the Prospectus concerning the Funds' investment policies and limitations.

         Yield Factors and Ratings. Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P") and other nationally recognized statistical rating organization ("NRSROs") are private services that provide rating of the credit quality of debt obligations. A description of the ratings assigned to corporate debt obligations by Moody's and S&P is included in the Appendix to this SAI. The Fund may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices.

         Special Considerations Concerning the Banking Industry and the Savings and Loan Industry.

               -- The Banking Industry. In the United States, the deposits of commercial banks are insured by the Federal Deposit Insurance Corporation (the "FDIC"). Many of these banks are subsidiaries of bank holding companies. Commercial banks accept deposits, make commercial and other loans, and engage in a variety of other investments. The Fund normally intends to invest in the securities of those bank holding companies which receive a substantial portion of their income from one or more commercial bank subsidiaries, as well as in the securities of banking institutions.

         Despite some measure of deregulation, commercial banks and their holding companies are also subject to extensive government regulation that significantly affects their activities, earnings, and competitive environment. The Office of the Comptroller of the Currency is the primary federal regulator of national banks. The FDIC is the primary federal regulatory of most state-chartered commercial banks with FDIC-insured deposits. State-chartered commercial banks are also subject to primary supervision and regulation by state banking authorities. The Board of Governors of the Federal Reserve System ("FRB") is the primary federal regulator of bank holding companies and also has regulatory authority over state-chartered banks which are members of the Federal Reserve System. Federal regulators receive comprehensive reports on and conduct examinations of a number of aspects of a federally regulated commercial bank's operations and financial condition, including capital adequacy, liquidity, earnings, dividends, investments, management practice and loan loss reserves. Federal regulators also require that commercial banks maintain minimum levels of capital and liquidity, require the establishment of loan loss reserves, and may limit the bank's ability to pay dividends in certain circumstances.

         Bank holding companies must file regular reports with the FRB and are subject to examinations of certain aspects of their own and their subsidiaries' operations. The activities of a bank holding company are restricted by federal regulations which, among other things, generally

Titan SAI                                             B-2
prohibit a bank holding company from controlling banks in more than one state, except where specifically permitted by state law, and restrict the types of non-banking activities in which the holding company directly or indirectly may engage.

         Certain economic factors are of particular importance to commercial banks. The availability and cost of funds to commercial banks and other finance companies is important to their profitability. This factor has increased in importance with the deregulation of interest rates. The quality of a bank's portfolio of loans can be adversely affected by depressed market conditions in certain industries. Recent examples of such industries that have affected the loan portfolios of some banks include commercial real estate, international sovereign credits, energy and agriculture. Smaller banks can be particularly affected by such conditions if the economic base of the area in which they are located is closely tied to a depressed industry, such as agriculture.

               -- The Savings and Loan Industry. The principal business of savings and loan institutions traditionally has consisted of attracting deposits from the general public and originating or purchasing mortgage loans secured by liens on residential real estate. In addition to long-term, fixed-rate residential mortgage loans, savings institutions recently have begun to extend a greater number of loans with shorter terms and/or adjustable interest rates, including consumer and commercial loans, and construction loans on both residential and commercial real estate developments. These types of loans may involve greater risks of default than residential mortgage loans.

         Historically, many savings institutions were organized primarily as mutual companies and as such were owned by their depositors and did not issue common stock. However, in recent years, the need for equity capital and deregulation of the industry have encouraged conversion to stock ownership. Securities of newly converted savings institutions may not be readily marketable, due to the lack of a public trading market or certain restrictions on transfer. Some savings institutions are controlled by holding companies. The Fund normally intends to invest in the securities of those savings institution holding companies, the savings institution subsidiaries of which comprise a significant percentage of their total assets and provide a significant percentage of their income.

         Savings institutions and their holding companies are subject to extensive government regulation. Savings institutions with FDIC-insured deposits are subject to periodic FDIC examination and to FDIC regulation and supervision of their operations. A state-chartered savings institution is also regulated by the laws and bank regulatory authority of the state in which it has its principal office. Savings institutions with federally insured deposits are subject to certain minimum net worth or capital requirements and to other requirements limiting the types of investments they may make. In addition, holding companies of savings institutions which are federally chartered may be subject in certain cases to restrictions on the activities in which they may engage.


Titan SAI                                             B-3

         The results of operations of savings institutions may be materially affected by general economic conditions, the monetary and fiscal policies of the federal government and the regulatory policies of governmental authorities. Although in recent years savings institutions have derived an increased portion of their income from receipt of fees, the results of operations of savings institutions continue to depend to a large extent on the level of their "net interest income" (the difference between the interest earned on loans and investments and the interest paid on deposits and borrowings). During the period between the late 1970s and mid-1982, general market interest rates rose to, and remained at, historically high levels as a result of inflationary pressures and governmental policies. During the same period, savings institutions generally experienced a shift in the composition of their deposits form relatively long-term, low-rate certificate accounts or low-rate passbook accounts to certificates of deposit and accounts bearing rates determined by market conditions, often with short maturities. Competition from alternative investments such as money market mutual funds affected savings flows, causing reduced inflows to (or actual net outflows from) savings institutions, thus limiting their ability to make new loans or investments. As a result, the average cost of funds of most savings institutions increased faster than the average yield earned on their assets, which consisted principally of long-term real estate loans at fixed rates of interest. These factors had a severe adverse impact on the earnings of most of the savings industry, with the large majority of savings institutions reporting operating losses for 1991 and 1992. Although interest rates have since declined, there can be no assurance that interest rates will remain at current levels.

         Beginning in the early 1980s a substantial number of savings institutions significantly expanded the amount of their investments in construction lending, real estate development projects, and secured and unsecured commercial and consumer loans. These investments generally entail more risk than mortgage loans secured by residential real estate and may result in losses for certain institutions. Many institutions have also initiated asset and liability management programs designed to minimize vulnerability to interest rate changes. These programs have included such activities as increasing use of adjustable rate mortgages, origination of a higher proportion of shorter-term commercial and consumer loans, and the lengthening of maturities for deposits and borrowings. By including such investments, the assets of savings institutions have begun to match the maturities of their liabilities more closely. In addition, some savings institutions are conducting hedging transactions to reduce their exposure to interest rate risk. The Fund's investments in savings institutions will be affected by changes in the levels of interest rates, national and local cycles in real estate and other economic factors.

         Federal and state regulations do not insure the solvency or profitability of savings and banking institutions or their holding companies, nor do they insure against risk any investments in securities issued by such institutions. The FDIC insure the deposits of member institutions but in no way protect or insure investments in the securities of these institutions.

         --Legislative Concerns. Legislation has been enacted which has altered the regulatory structure and capital requirements of the banking and savings and loan institution industries. This legislation was enacted as a response to financial problems experienced by a

Titan SAI                                             B-4
number of banks and savings and loan institutions relating to inadequate capital, adverse economic conditions and alleged fraud and mismanagement. This legislation also strengthened the civil sanctions and criminal penalties for defrauding or otherwise damaging depository institutions and their depositors and curtailed the authority of savings and loan institutions to engage in real estate investment and certain other activities. In addition, the legislation has given federal regulators substantial authority to use all of the assets of a bank or savings and loan institution holding company to satisfy federal claims against an insolvent savings and loan institution or bank owned by the holding company and mandated regulatory action against institutions with inadequate capital levels. Legislative and regulatory actions have also increased the capital requirements applicable to commercial banks and savings and loan institutions. These changes have extended the risk to holding company shareholders in the event of the insolvency of any depository institution owned by the holding company.


         From time to time legislative proposals have been introduced that if enacted could expose bank holding companies to well-established competitors, such as securities firms and insurance companies, as well as companies engaged in other areas of business. Increased competition may also result from the broadening of interstate banking powers, which has already lead to a reduction in the number of publicly traded regional banks. Although the costs of insurance premiums have been reduced, these rates can be increased in the future which may adversely affect the Fund.


         Special Considerations Concerning Other Financial Services Industries. Many of the investment considerations discussed in connection which banks and savings associations also apply to financial services companies. These companies are all subject to extensive regulation, rapid business changes, value fluctuations due to the concentration of loans in particular industries significantly affected by economic conditions, volatile performance dependent upon the availability and cost of capital and prevailing interest rates, and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies may be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics, and by possible future changes in the health care industries. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or "junk" bond holdings) and failures of reinsurance carriers. Proposed or potential anti-trust or tax law changes also may affect adversely insurance companies' policy sales, tax obligations and profitability. In addition, several significant companies have recently reported liquidity or solvency difficulties and credit rating downgrades.

         The financial services industries currently are changing relatively rapidly as existing distinctions between various financial services industries become less clear. For example, recent

Titan SAI                                             B-5
business combinations have included different financial services industries such as insurance, finance and securities brokerage under single ownership. In addition, changes in governmental regulation have permitted companies traditionally active in one area to expand into other areas. The effect of these changes in particular segments of the financial services industries is difficult to predict.

         Repurchase Agreements. Repurchase agreements are transactions in which the Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Fund maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such securities. If the value of such securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price that was paid by the Fund upon their acquisition is accrued as interest and included in the Fund's net investment income.

         Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the other party to a repurchase agreement becomes bankrupt. The Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by Titan Investment Advisers, LLC (the "Investment Adviser") to present minimal credit risks in accordance with guidelines established by the Fund's Board of Trustees. The Investment Adviser will review and monitor the creditworthiness of those institutions under the Board's general supervision.

         Lending of Fund Securities. Although it has no present intention of doing so during the coming year, the Fund may lend up to 331/3% of the total value of its portfolio securities to broker-dealers or institutional investors that the Investment Adviser deems qualified, but only when the borrower maintains with the Fund's custodian collateral either in cash or money market instruments in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Investment Adviser will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any loans at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights

Titan SAI                                             B-6
and rights to dividends, interest or other distributions, when retaining such rights is considered to be in the Fund's interest.


         Reverse Repurchase Agreements. Although it has no intention of doing so during the coming year, the Fund may enter into reverse repurchase agreements with banks up to an aggregate value of not more than 5% of its total assets. Such agreements involve the sale of securities held by the Fund subject to the Fund's agreement to repurchase the securities at an agreed-upon date and price reflecting a market rate of interest. Such agreements are considered to be borrowings and may be entered into only for temporary or emergency purposes. While a reverse repurchase agreement is outstanding, the Fund will segregate liquid assets, marked to market daily, in an amount at least equal to the Fund's obligations under the reverse repurchase agreement.


         Illiquid Securities. As indicated in the Prospectus, the Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, purchased over-the-counter ("OTC") options, repurchase agreements maturing in more than seven days and restricted securities other than those the Investment Adviser has determined are liquid pursuant to guidelines established by the Funds's board of Trustees. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. Illiquid restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933 ("1933 Act"). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

         Not all restricted securities are illiquid. In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.


Titan SAI                                             B-7

         Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. ("NASD"). An insufficient number of qualified buyers interested in purchasing Rule
144A-eligible restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio and the Fund might be unable to dispose of such securities promptly or at favorable prices.

         The Board of Trustees has delegated the function of making day-to-day determinations of liquidity to the Investment Adviser, pursuant to guidelines approved by the Board. The Investment Adviser takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security,
(3) the number of dealers that have undertaken to make a market in the security,
(4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). The Investment Adviser will monitor the liquidity of restricted securities in the Fund's portfolio and report periodically on such decisions to the Board of Trustees.


         When-Issued and Delayed Delivery Securities. A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the Fund's net asset value. When the Fund commits to purchase securities on a when-issued or delayed delivery basis, its custodian will segregate liquid assets with a market value equal to the amount of the commitment. If necessary, additional assets will be placed in the account daily so that the value of the account will equal or exceed the amount of the Fund's purchase commitment. The Fund purchases when-issued securities only with the intention of taking delivery, but may sell the right to acquire the security prior to delivery if the Investment Adviser deems it advantageous to do so, which may result in capital gain or loss to the Fund.



         Special Considerations Relating to Foreign Securities. To the extent that the Fund invests in U.S. dollar-denominated securities of foreign issuers, these securities may not be registered with the SEC, nor may the issuers thereof be subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Funds than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or other regulatory requirements comparable to those applicable to U.S. companies.


Titan SAI                                             B-8

         The Funds may invest in foreign securities by purchasing American Depository Receipts ("ADRs"), which are securities convertible into securities of corporations based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or Fund company evidencing ownership of the underlying securities. For purposes of the Fund's investment policies, ADRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR representing ownership of common stock will be treated as common stock.

         The Fund anticipates that their brokerage transactions involving securities of companies headquartered in countries other than the United States will be conducted primarily on the principal exchanges of such countries.
Foreign security trading practices, including those involving securities settlement where assets of the Fund may be released prior to receipt of payment, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions on foreign exchanges are usually subject to fixed commissions that are generally higher than negotiated commissions on U.S. transactions, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.

         The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and subject to lessen governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations, and could be subject to extended clearance and settlement periods.

         Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject.


         Segregated Assets. When the Fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis or reverse repurchase agreements, the Fund will maintain with its custodian liquid assets, marked to market daily, in an amount at least equal to the Fund's


Titan SAI                                             B-9
obligation or commitment under such transactions. As described below under "Special Risks of Hedging Strategies," segregation of liquid assets may also be required in connection with certain transactions involving options.

         Special Risks of Hedging Strategies. The use of options involves special considerations and risks, as described below. Risks pertaining to particular instruments are described in the sections that follow.

         (1) Successful use of options depends upon the Investment Adviser's ability to predict movements of the overall securities, currency and interest rate markets, which require different skills than predicting changes in the prices of individual securities.

         (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of the investments being hedged. For example, if the value of a an instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

         (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered in a short hedge because the Investment Adviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

         (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated assets or make margin payments when it takes positions in an instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction

Titan SAI                                             B-10
closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

         Writing Call Options. The Fund may write (sell) call options on securities and indices. Call options generally will be written on securities that, in the opinion of the Investment Adviser, are not expected to make any major price moves in the near future but that, over the long term, are deemed to be attractive investments for the Fund.

         A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he or she may be assigned an exercise notice, requiring him or her to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold.

         Portfolio securities on which call options may be written will be purchase solely on the basis of investment considerations consistent with the Fund's investment objective. When writing a call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, and retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, the Fund has no control over when it may be required to sell the underlying securities, since most options may be exercised at any time prior to the option's expiration. If a call option that the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of underlying security, which will be increased or offset by the premium received. The Fund does not consider a security covered by a call option to be "pledged" as that term is used in the Fund's policy that limits the pledging or mortgaging of its assets.

         Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value.

         The premium that the Fund receives for writing a call option is deemed to constitute the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying investment, the relationship of the exercise price to such market price, the historical price volatility of the underlying investment, and the length of the option period. In determining whether a particular call option should be written, the Investment Adviser will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options.

Titan SAI                                             B-11

         Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both.

         The Fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity normally are higher than those applicable to purchases and sales of portfolio securities.

         The exercise price of the options may be below, equal to or above the current market values of the underlying securities at the time the options are written. From time to time, the Fund may purchase an underlying security for delivery in accordance with the exercise of an option, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

         The Fund will realize a profit or loss from a closing purchase transaction is less or more, respectively, than the premium received from writing the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

         Writing Put Options. The Fund may write put options on securities and indices. A put option gives the purchases of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price at any time until the expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

         The Fund generally would write put options in circumstances where Investment Adviser wishes to purchase the underlying security for the Fund's portfolio at a price lower than the current market price of the security. In such event, the Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund also would receive interest on debt securities maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price, less the premium received.

         Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.


Titan SAI                                             B-12

         Purchasing Put Options. The Fund may purchase put options on securities and indices. As the holder of a put option, the Fund would have the right to sell the underlying security at the exercise price at any time until the expiration date. The Fund may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire.

         The Fund may purchase a put option on an underlying security ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security when the Investment Adviser deems it desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any profit otherwise available for distribution when the security eventually is sold.

         The Fund also may purchase put options at a time when the Fund does not own the underlying security. By purchasing put options on a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

         Purchasing Call Options. The Fund may purchase call options on securities and indices. As the holder of a call option, the Fund would have the right to purchase the underlying security at the exercise price at any time until the expiration date. The Fund may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire.

         The Fund also may purchase call options on underlying securities it owns in order to protect unrealized gains on call options previously written by it. A call option could be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options also may be purchased at times to avoid realizing losses that would result in a reduction of the Fund's current return. For example, where the Fund has written a call option on an underlying security having a current market value below the price at which such security was purchased by the Fund, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security. Accordingly, the Fund could purchase a call option on the same underlying security, which could be exercised to fulfill the Fund's delivery obligations under its written call (if it is exercised). This strategy could allow the Fund to avoid selling the Fund security at a time when it has an unrealized loss; however, the Fund would have to pay a premium to purchase the call option plus transaction costs.


Titan SAI                                             B-13

         Aggregate premiums paid for put and call options will not exceed 5% of such Fund's total assets at the time of purchase.

         Options may be either listed on an exchange or traded over-the-counter ("OTC"). Listed options are third-party contracts (i.e., performance of the obligations of the purchase and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

         The staff of the SEC considers purchased OTC options to be illiquid securities. A Fund may also sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option its writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only be negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.


Investment Restrictions

         The following investment restrictions are fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of a Fund, which is defined in the 1940 Act as the lesser of (1) 67% or more of the shares present at a Fund meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (2) more than 50% of the outstanding shares of the Fund.

Titan SAI                                             B-14

         Under the investment restrictions adopted by the Fund:

         1. The Fund may not purchase securities of any one issuer, if as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

         2. The Fund may not issue senior securities or borrow money, except as permitted under the Investment Company Act of 1940 (the "1940 Act") and then not in excess of 33-1/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

         3. The Fund may not purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, except that the Fund may purchase, sell or enter into financial options.

         4. The Fund may not purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

         5. The Fund may not engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

         6. The  Fund may not make  loans,  except  through  loans of  portfolio securities, or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures or other debt securities and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

         The following investment restrictions may be changed by the Board of Trustees without shareholder approval:


Titan SAI                                             B-15

         1. The Fund may not purchase any securities of other investment companies, except to the extent permitted by the 1940 Act and except that this limitation does not apply to securities received or acquired as dividends, through offers oF exchange, or as a result of reorganization, consolidation, or merger.


         2. The Fund may not purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of financial options.

         3. The Fund may not make short sales of securities or maintain a short position, except that a Fund may (a) sell short "against the box" and
         (b) maintain short positions in connections with its use of financial options.


         4. The Fund may not mortgage, pledge, or hypothecate any assets except in connection with permitted borrowings or the issuance or senior securities.


                         TRUSTEES AND EXECUTIVE OFFICERS

         The Trustees of the Trust, who were elected for an indefinite term by the initial shareholders of the Trust, are responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current Trustees and officers and their affiliations and principal occupations for the past five years are set forth below.


Steven J. Paggioli,* 47  President and Trustee

479 West 22nd Street, New York, New York 10011. Executive Vice President, The Wadsworth Group (consultants) since 1986; Executive Vice President of Investment Company Administration Corporation ("ICAC") (mutual fund administrator and the Trust's administrator),and Vice President of First Fund Distributors, Inc. ("FFD") (a registered broker-dealer and the Fund's Distributor) since 1990.

Dorothy A. Berry, 54 Trustee

40 Maple Lane, Copake, NY 12516. President, Talon Industries (venture capital and business consulting); formerly Chief Operating Officer, Integrated Asset Management (investment advisor and manager) and formerly President, Value Line, Inc., (investment advisory and financial publishing firm).

Wallace L. Cook, 57 Trustee


Titan SAI                                             B-16

One Peabody Lane, Darien, CT 06820. Retired. Formerly Senior Vice President, Rockefeller Trust Co. Financial Counselor, Rockefeller & Co.

Carl A. Froebel, 59 Trustee

2 Crown Cove Lane,  Savannah,  GA 31411.  Private  Investor.  Formerly  Managing
Director, Premier Solutions, Ltd. Formerly President and Founder, National Investor Data Services, Inc. (investment related computer software).

Rowley W.P. Redington, 53 Trustee

1191 Valley Road, Clifton, New Jersey 07103. President; Intertech (consumer electronics and computer service and marketing); formerly Vice President, PRS of New Jersey, Inc. (management consulting), and Chief Executive Officer, Rowley Associates (consultants).

Eric M. Banhazl*, 40 Treasurer

2025 E. Financial Way, Suite 101, Glendora, California 91741. Senior Vice President, The Wadsworth Group, Senior Vice President of ICAC and Vice President of FFD since 1990.

Robin Berger*, 40 Secretary

479 West 22nd St., New York, New York 10011. Vice President, The Wadsworth Group since June, 1993; formerly Regulatory and Compliance Coordinator, Equitable Capital Management, Inc. (1991-93).

Robert H. Wadsworth*, 57 Vice President

4455 E. Camelback Road, Suite 261E, Phoenix, Arizona 85018. President of The Wadsworth Group since 1982, President of ICAC and FFD since 1990.

*Indicates an "interested person" of the Trust as defined in the 1940 Act.

         Set forth below is the rate of compensation received by the following Trustees from the Fund and all other portfolios of the Trust. This total amount is allocated among the portfolios. Disinterested trustees receive an annual retainer of $7,500 and a fee of $2,500 for each regularly scheduled meeting. These trustees also receive a fee of $1000 for any special meeting attended. The Chairman of the Board of Trustees receives an additional annual retainer of $4,500. Disinterested trustees are also reimbursed for expenses in connection with each Board meeting attended. No other compensation or retirement benefits were received by any Trustee or officer from the Fund or any other portfolios of the Trust.



Titan SAI                                             B-17

Name of Trustee                                    Total Annual Compensation

Dorothy A. Berry                                   $22,000
Wallace L. Cook                                    $17,500
Carl A. Froebel                                    $17,500
Rowley W.P. Redington                              $17,500

         During the fiscal year ended April 30, 1997, trustees' fees and expenses in the amount of $3,019 were allocated to the Fund. As of the date of this Statement of Additional Information, the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund.


         The Fund receives investment advisory services pursuant to agreements with the Advisor and the Trust. Each such agreement, after its initial term, continues in effect for successive annual periods so long as such continuation is approved at least annually by the vote of (1) the Board of Trustees of the Trust (or a majority of the outstanding shares of the Fund to which the agreement applies), and (2) a majority of the Trustees who are not interested persons of any party to the Agreement, in each case cast in person at a meeting called for the purpose of voting on such approval. Any such agreement may be terminated at any time, without penalty, by either party to the agreement upon 60 days' written notice and is automatically terminated in the event of its "assignment," as defined in the 1940 Act.


             INVESTMENT MANAGEMENT, ADMINISTRATION AND DISTRIBUTION
                                  ARRANGEMENTS

         Investment Advisory Arrangements. Titan Investment Advisers, LLC (the "Investment Adviser") acts as the investment adviser to the Fund pursuant to a an investment advisory agreement with the Fund ("Advisory Agreement") dated May 20, 1996.

         For its services, the Investment Adviser receives, pursuant to the Advisory Agreement, a fee at an annual rate of 1.00% of the Fund's average daily net assets. The fee is computed daily and payable monthly.


         Under the terms of the Advisory Agreement, the Fund bears all expenses incurred in its operation that are not specifically assumed by the Fund's Adviser. General expenses of the Fund not readily identifiable as belonging to the Fund are allocated among series by or under the direction of the board of Trustees in such manner as the board deems to be fair and equitable. Expenses borne by the Fund include the following (or the Fund's share of the following):
(1) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith, (2) fees payable to and expenses incurred on behalf of the Fund by the Investment Adviser, (3) organizational expenses, (4) filing fees and expenses relating to the registration and qualification of the Fund's shares under federal and state securities laws and

Titan SAI                                             B-18
maintenance of such registrations and qualifications, (5) fees and salaries payable to Trustees who are not interested persons (as defined in the 1940 Act) of the Fund, Investment Adviser, (6) all expenses incurred in connection with Trustees' services, including travel expenses, (7) taxes (including any income or franchise taxes) and governmental fees, (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds, (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund for violation of any law, (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent Trustees, (11) charges of custodians, transfer agents and other agents, (12) costs of preparing share certificates, (13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to existing shareholders, (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund, (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations, (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof, (17) the cost of investment company literature and other publications provided to Trustees and officers and (18) costs of mailing, stationery and communications equipment.

         Under the Advisory Agreement, the Investment Adviser will not be liable for any error or judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory Agreement terminates automatically upon its assignment and is terminable at any time without penalty by the Fund's board of Trustees or by vote of the holders of a majority of a Fund's outstanding voting securities, on 60 days' written notice to the Investment Adviser or by the Investment Adviser on 60 days' written notice to the Fund.

         The Adviser has undertaken to limit the Fund's operating expenses to an annual level of 2.5% of the Fund's average net assets. For the fiscal period ended April 30, 1997, the Advisor received advisory fees of $46,576 and reimbursed the Fund for operating expenses in the amount of $30,832.


                            THE FUND'S ADMINISTRATOR

         The Fund has an Administration Agreement with Investment Company Administration Corporation (the "Administrator"), a corporation owned and controlled by Messrs. Banhazl, Paggioli and Wadsworth with offices at 4455 E. Camelback Rd., Ste. 261-E, Phoenix, AZ 85018. The Administration Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Fund; prepare all required filings necessary to maintain the Fund's qualification and/or registration to sell shares in all states where the Fund currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials (e.g., Annual Reports) required to

Titan SAI                                             B-19
be sent to shareholders; coordinate the preparation and payment of Fund related expenses; monitor and oversee the activities of the Fund's servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary the Fund's daily expense accruals; and perform such additional services as may be agreed upon by the Fund and the Administrator. For its services, ICAC receives a fee at the following annual rate:

Average Net Assets of the Fund                     Fee or Fee Rate

Under $15 million                                  $30,000
$15 to $50 million                                 0.20% of average net assets
$50 to $100 million                                0.15% of average net assets
$100 to $150 million                               0.10% of average net assets
Over $150 million                                  0.05% of average net assets

ICAC received fees of $28,591from the Fund for the fiscal period ended April 30, 1997.


         Distribution Arrangements. First Fund Distributors, Inc. acts as the distributor of the shares of the Fund under a distribution contract with the Fund dated May 20, 1996 ("Distribution Contract").

Plan of Distribution



         The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan"), under which, the fund pays the Advisor as Distribution Coordinator a fee, which is accrued daily and paid monthly, at the annual rate of 0.25% of the Fund's average daily assets. Among other things, the Plan provides that (1) the Investment Adviser will submit to the Fund's Board of Trustees at least quarterly, and the Trustees will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Fund's Board of Trustees, including those who are not "interested persons" of the Fund and who have no direct or indirect financial interest in operation of the plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by the Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the Fund and (4) while the Plans remains in effect, the selection and nomination of Trustees who are not "interested persons" of the Fund shall be committed to the discretion of the Trustees who are not interested persons of the Fund. During the year ended April 30, 1997, the Fund paid fees of $11,668 under the Plan, of which $3,802 was paid out as selling compensation to dealers and $4,913 was for reimbursement of printing, postage and office expenses, $498 was for reimbursement of travel and entertainment expenses and $2,455 was for reimbursement of advertising/sales literature expenses.





Titan SAI                                             B-20

                             PORTFOLIO TRANSACTIONS

         Subject to policy established by the Board of Trustees of the Fund, the Investment Adviser will arrange for the execution of the Fund's portfolio transactions and the allocation of brokerage. In executing portfolio transactions the Investment Adviser will seek to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. The Fund may invest in securities traded in the over-the-counter markets and deal directly with the dealers who make markets in the securities involved, unless a better price or execution could be obtained by using a broker. While the Investment Adviser generally will sell reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with best results in particular transactions.

         In placing orders with brokers and dealers, the Investment Adviser will attempt to obtain the best net price and the most favorable execution for orders; however, the Investment Adviser may, in its discretion, purchase and sell portfolio securities through brokers and dealers who provide the Investment Adviser or the Fund with research, analysis, advice and similar services. The Investment Adviser may, in return for research and analysis, pay brokers a higher commission than may be charged by other brokers, provided that the Investment Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Investment Adviser to the Fund and its other clients and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. Information and research received from such brokers and dealers will be in addition to, and not in lieu of, the services required to be performed by the Investment Adviser under its Advisory Agreement with the Fund. The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions.

         Investment decisions for the Fund and for other investment accounts managed by the Investment Adviser are made independently of each other in the light off differing considerations for the various accounts. However, the same investment decision may occasionally be made for two or more such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated to accounts according to a formula deemed equitable to each account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases it is believed to be beneficial to the Fund.


         The Fund does not use the Distributor to execute its portfolio transactions. For the fiscal period ended April 30, 1997 the aggregate brokerage commissions paid by the Fund were $29,040.


Portfolio Turnover

         Because the Fund's primary objective is long-term capital appreciation, the Fund anticipates that its annual portfolio turnover rate generally will not exceed 100%. The turnover rate will not be

Titan SAI                                             B-21
a limiting factor if the Investment Adviser deems portfolio changes appropriate. The turnover rate may vary greatly form year to year. Portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of all securities the maturities of which at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year (exclusive of portfolio securities the maturities of which at the time of acquisition were one year or less).


                               VALUATION OF SHARES


         The Fund determines its net asset value per share as of the close of regular trading (currently 4:00 p.m., eastern time) on the NYSE on each Monday through Friday when the NYSE is open. Currently, the NYSE is closed on the observance of the following holidays: New Year's Day, Presidents' Day, Martin Luther King Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


         Each security will be valued on the basis of the last sales price on the valuation date on the principal exchange on which the security is traded. Where securities are traded on one or more exchanges and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees or its delegate believes reflect most closely the value of such securities. With respect to those securities for which no trades have taken place that day and unlisted securities for which market quotations are readily available, the value shall be determined by taking the latest "bid" prices. Short-term securities which mature in more than 60 days will be valued at current market quotations. Short-term securities which mature in 60 days or less will be valued at amortized cost, if their term to maturity from date of purchase is 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their term to maturity from date of purchase exceeds 60 days. Securities for which market quotations are not readily available, including restricted securities, and other assets will be valued at fair value as determined in good faith according to a pricing procedure developed by the Investment Adviser and approved by the Board of Trustees.

         In the calculation of the Fund's net asset value; (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange or quoted by NASDAQ is valued at its latest sale price on that exchange or quotation service prior to the time assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market by the Fund's Board of Trustees); (2) an option is valued at the mean between the latest bid and asked prices; (3) a futures contract is valued at the latest sales price on the commodities exchange on which it trades unless the Board determines that such price does not reflect its market value, in which case it will be valued at its fair value as determined by the Board of Trustees; (4) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price; (5) when market quotations are not readily available, including circumstances under which it is determined by the Investment Adviser that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as

Titan SAI                                             B-22
determined in good faith under procedures established by and under the general supervision of the Fund's Board of Trustees (valuation of debt securities for which market quotations are not readily available may be used upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (6) the value of short-term debt securities which mature at a date less than sixty days subsequent to valuation date will be determined on an amortized cost or amortized value basis; and (7) the value of other assets will be determined in good faith at fair value under procedures established by and under the general supervision of the Fund's Board. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market ratings prior to the close of the New York Stock Exchange. Dividends receivable are accrued as the ex-dividend date or as of the time that the relevant ex-dividend date and amounts become known. Interest income is accrued daily except when collection is uncertain. Certain securities in the Fund's portfolio may be valued by an outside pricing service approved by the Fund's Board of Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.


                             PERFORMANCE INFORMATION

         The Fund's performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         Total  Return   Calculations.   Average   annual  total  return  quotes
("Standardized Return") used in the Fund's Performance Advertisements are calculated according to the following formula:

     P(1 + T)n          =     ERV
where:       P          =     a hypothetical initial payment of $1,000 to
                              purchase shares of a Fund
             T          =     average annual total return of shares of that Fund
             n          =     number of years
             ERV        =     ending redeemable value of a hypothetical $1,000
                              payment made at the
                              beginning of that period.

     Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the Performance Advertisements for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. All dividends and other distributions are assumed to have been reinvested at net asset value.


Titan SAI                                             B-23

     The Fund also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ("Non-Standardized Return"). A Fund calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in Fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value.


     The Fund's total return since its inception on May 22, 1996 through the fiscal period ending April 30, 1997 was 26.67%.



     Other Information. In Performance Advertisements, the Fund may compare its Standardized Return and/or their Non-Standardized Return with data published by Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Wiesenberger Investment Companies Services ("Wiesenberger"), Investment Company Data, Inc. ("ICD"), or Morningstar Mutual Funds ("Morningstar") or with the performance of recognized stock and other indices, including (but not limited to) the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average and the Wilshire 5000 Index. The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD, Bloomberg Financial Markets Service or Morningstar.
Performance Advertisements also may refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals, including (but not limited to) THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST and THE KIPLINGER LETTERS. Ratings may include criteria relating to portfolio characteristics in addition to performance information. In connection with a ranking, a Fund may also provide additional information with respect to the ranking, such as the particular category to which it relates, the number of funds in the category, the criteria on which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

     The Fund may include discussions or illustrations of the effects of compounding in Performance Advertisements. "Compounding" refers to the fact that, if dividends or other distributions on the Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

     The Fund may also compare its performance with the performance of bank certificates of deposit (CDS) as measured by the CDA Investment Technologies, Inc. Certificate of Deposit Index, the Bank Rate Monitor National Index and the averages of yields of CDS of major banks published by Banxquote (TM) Money Markets. In comparing the Fund's performance to CD performance, investors should keep in mind that bank CDS are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Shares

Titan SAI                                             B-24
of the Fund are not insured or guaranteed by the U.S. government and returns thereon and net asset value will fluctuate. The securities held by the Fund generally have longer maturities than most CDS and may reflect interest rate fluctuations for longer term securities.

                                      TAXES


     Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund intends to continue to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing of distributions. The Fund's policy is to distribute to its shareholders all of its investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes. To comply with the requirements, the Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax.

     Net investment income consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of the Fund.

     Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent the Fund designates the amount distributed as a qualifying dividend. The aggregate amount so designated cannot, however, exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. In view of the Fund's investment policy, it is expected that dividends from domestic corporations will be part of the Fund's gross income and that, accordingly, part of the distributions by the Fund may be eligible for the dividends-received deduction for corporate shareholders. However, the portion of the Fund's gross income attributable to qualifying dividends is largely dependent on that Fund's investment activities for a particular year and therefore cannot be predicted with any certainty. The deduction may be reduced or eliminated if the Fund shares held by a corporate investor are treated as debt-financed or are held for less than 46 days.

     Distributions of the excess of net long-term capital gains over net short-term capital losses are taxable to shareholders as long-term capital gains, regardless of the length of time they have held their shares. Capital gains distributions are not eligible for the dividends-received deduction referred to in the previous paragraph. Distributions of any net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes

Titan SAI                                             B-25
in each share so received equal to the net asset value of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a shareholder's liability for the alternative minimum tax.

     A redemption of Fund shares may result in recognition of a taxable gain or loss. Any loss realized upon a redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. Any loss realized upon a redemption of Fund shares may be disallowed under certain wash sale rules to the extent shares of the Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

     Under the Code, the Fund will be required to report to the Internal Revenue Service ("IRS") all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Internal Revenue Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at the rate of 31 percent in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. The Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

     The Fund will not be subject to tax in the Commonwealth of Massachusetts as long as it qualifies as a regulated investment company for federal income tax purposes. Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the tax treatment thereof may differ from the federal income tax treatment. Moreover, the above discussion is not intended to be a complete discussion of all applicable federal tax consequences of an investment in the Fund. Shareholders are advised to consult with their own tax advisers concerning the application of federal, state and local taxes to an investment in the Fund.

         The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income.


Titan SAI                                             B-26

     This discussion and the related discussion in the prospectus have been prepared by Fund management, and counsel to the Fund has expressed no opinion in respect thereof.



                               GENERAL INFORMATION

     Investors  in the Fund will be  informed  of the  Fund's  progress  through
periodic  reports.   Financial   statements   certified  by  independent  public
accountants will be submitted to shareholders at least annually.


     Star Bank N.A., 425 Walnut Street, Cincinnati, OH 45202 acts as Custodian of the securities and other assets of the Fund. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund. American Data Services, Inc., P.O. Box 5536, Hauppauge, NY 11788- 0132 is the Fund's Transfer and Dividend Disbursing Agent.


         Tait, Weller & Baker, 2 Penn Center Plaza, Philadelphia, PA 19102 are the independent auditors for the Fund.


     Paul, Hastings, Janofsky & Walker, 345 California Street, 29th Floor, San Francisco, California 94104, are legal counsel to the Fund. Kirkpatrick & Lockhart LLP, 1800 M St., NW, Washington, D.C. 20036-5891 is legal counsel to the Advisor.

     The following persons are beneficial owners of more than 5% of the Fund's outstanding voting securities as of August 14, 1997. An asterisk (*) denotes an account affiliated with the Fund's investment advisor, officers or trustees:

     *Gilbert R. Giordano, Lothian, MD 20711; 8.20%

         *Star Bank, custodian for Gilbert R. Giordano, IRA Account, Lothian, MD 20711; 8.37%

     *Ernest Michael Zimmerman, Washington, DC; 20037; 6.30%

     *Mervin H. Zimmerman, Rockville, MD 20852; 12.61%


                              FINANCIAL STATEMENTS

     The annual report to shareholders for the Fund for the fiscal year ended April 30, 1997 is a separate document supplied with this Statement of Additional Information and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference in this Statement of Additional Information.



Titan SAI                                             B-27

                                    APPENDIX

                          Description of Bond Ratings*

Moody's Investors Service

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements: their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


Titan SAI                                             B-28

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Standard & Poor's Corporation

AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

*Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.


Titan SAI                                             B-29

                       STATEMENT OF ADDITIONAL INFORMATION


                                October 31, 1996
                            Revised September 1, 1997


                         U.S. GLOBAL LEADERS GROWTH FUND
                                   a series of
                        PROFESSIONALLY MANAGED PORTFOLIOS
                                630 Fifth Avenue
                               New York, NY 10111
                                 (212) 765-5350


         This Statement of Additional Information is not a prospectus and it should be read in conjunction with the prospectus of the U.S. Global Leaders Growth Fund (the "Fund"). A copy of the prospectus of the Fund dated October 31, 1996 is available by calling the number listed above or (212) 633-9700.




                                                 TABLE OF CONTENTS

                                                                                                                               Page

The Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . . .    B-2
Investment Objective and Policies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . . .    B-2
Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . . .    B-4
Distributions and Tax Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . .    B-5

Management . . . . .  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . .    B-7
Investment Advisor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  B-10
Administrator . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . .. . . . . . . .   B-10

Distributor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-11
Execution of Portfolio Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-11
Additional Purchase and Redemption Information  . . . . . . . .  . . . . . . . . . . . . . . . . . . . . . . .           . .    B-13
Determination of Share Price  . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . .. . .   B-14
Performance Information . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . .    B-14
General Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . .    B-15
Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..    B-16

                                                        B-1

                                                     THE TRUST

         Professionally Managed Portfolios (the "Trust") is an open-end management investment company organized as a Massachusetts business trust. The Trust consists of various series which represent separate investment portfolios. This Statement of Additional Information relates only to the U.S. Global Leaders Growth Fund series (the "Fund").


                                         INVESTMENT OBJECTIVE AND POLICIES

         The U.S. Global Leaders Growth Fund (the "Fund") is a mutual fund with the investment objective of seeking growth of capital. The following discussion supplements the discussion of the Fund's investment objective and policies as set forth in the Prospectus. There can be no assurance the objective of the Fund will be attained.

Repurchase Agreements

         The Fund may enter into repurchase agreements as discussed in the Prospectus. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government security itself. Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with Government securities dealers recognized by the Federal Reserve Board and registered as broker-dealers with the Securities and Exchange Commission ("SEC") or exempt from such registration.

         The Fund will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of the Fund's total assets would be invested in illiquid securities including such repurchase agreements.

         For purposes of the Investment Company Act of 1940 (the "1940 Act"), a repurchase agreement is deemed to be a loan from the Fund to the seller of the U.S. Government security subject to the repurchase agreement. It is not clear whether a court would consider the U.S. Government security acquired by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. Government security before its repurchase under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the U.S. Government security. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the U.S. Government security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the investment manager seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the U.S. Government security.

         Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, the Fund will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Fund plus accrued interest, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian. If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

Foreign Investments

         The Advisor is permitted to invest up to 25% of the Fund's net assets in foreign companies, although the level of such investment is not expected to exceed 15% under normal circumstances. The Advisor intends to invest only in large capitalization, well established foreign issuers the securities of which are traded in the U.S., and which present their financial data in accordance with generally accepted accounting principles in the U.S. Thus, the Advisor thus expects that there will be little, if any risk associated with its foreign investments.

         The risks associated with foreign issuers include political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. While the Advisor believes it unlikely that the companies and countries in which the Advisor invests would be subject to such circumstances, there is no assurance that the Advisor will be able to anticipate or counter these potential events in selecting foreign issuers for the Fund's portfolio.

Borrowing

The Fund may borrow money from banks in an aggregate amount not to exceed one-third of the value of the Fund's total assets to meet temporary or emeregency purposes, and may pledge its assets in conection with such borrowings. The Fund will not purchase any securities while any such borrowings exceed 5% of that Fund's total assets.



                                              INVESTMENT RESTRICTIONS

         The following policies and investment restrictions have been adopted by the Fund and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the 1940 Act. The Fund may not:

1. Make loans to others, except (a) through the occasional purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan.

2. (a) Borrow money, except as stated in the Prospectus and this Statement of Additional Information. Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings.

         (b) Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings.

3. Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

4. Purchase or sell commodities or commodity contracts (the Board of Trustees may in the future authorize the Fund to engage in certain activities regarding futures contracts for bona fide hedging purposes; any such authorization will be accompanied by appropriate notification to shareholders).

5. Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.)

6. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into repurchase transactions.

7.       Invest in any issuer for purposes of exercising control or management.

         The Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Fund may not:

8. Invest in securities of other investment companies which would result in the Fund owning more than 3% of the outstanding voting securities of any one such investment company, the Fund owning securities of another investment company having an aggregate value in excess of 5% of the value of the Fund's total assets, or the Fund owning securities of investment companies in the aggregate which would exceed 10% of the value of the Fund's total assets.

9. Invest, in the aggregate, more than 15% of its total assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable and repurchase agreements with more than seven days to maturity.


         If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.


                                         DISTRIBUTIONS AND TAX INFORMATION

Distributions

         Dividends from net investment income and distributions from net profits from the sale of securities, if any, are generally made annually by the Fund after the conclusion of its fiscal year (June 30). Also, the Fund expects to distribute any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the twelve month period ended October 31 of each year will also be distributed by December 31 of each year.

         Each distribution by the Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Fund will issue to each shareholder a statement of the federal income tax status of all distributions.

Tax Information

         The Fund is treated as a separate entity for federal income tax purposes. The Fund intends to continue to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). In order to qualify, the Fund must comply with all applicable requirements regarding the source of its income, diversification of its assets and timing of its distributions. The Fund's policy is to distribute to its shareholders all of its investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income tax or excise taxes based on net income. The Fund will generally be subject to federal income tax on its undistributed net investment income and capital gains. To avoid federal excise taxes based on its net income, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed.

         Net investment income consists of interest and dividend income and foreign currency gain, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of the Fund.

         Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income. In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent the Fund designates the amount distributed as a qualifying dividend. The aggregate amount so designated cannot, however, exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. In view of the Fund's investment policy, it is expected that dividends from domestic corporations will be part of the Fund's gross income and that, accordingly, part of the distributions by the Fund may be eligible for the dividends-received deduction for corporate shareholders. However, the portion of the Fund's gross income attributable to qualifying dividends is largely dependent on the Fund's investment activities for a particular year and therefore cannot be predicted with any certainty. The deduction may be reduced or eliminated if the Fund shares held by a corporate investor are treated as debt-financed or are held for less than 46 days.

         Distributions of the excess of net long-term capital gains over net short-term capital losses are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholders have held their shares. Capital gains distributions are not eligible for the dividends-received deduction referred to in the previous paragraph. Distributions of any net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a shareholder's liability for the alternative minimum tax.

         A redemption of Fund shares may result in recognition of a taxable gain or loss. Any loss realized upon a redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. Any loss realized upon a redemption of Fund shares may be disallowed under certain wash sale rules to the extent shares of the Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

         Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at the rate of 31 percent in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under the Code. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. The Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

         The Fund will not be subject to tax in The Commonwealth of Massachusetts as long as it qualifies as a regulated investment company for federal income tax purposes. Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the tax treatment thereof may differ from the federal income tax treatment. Moreover, the above discussion is not intended to be a complete discussion of all applicable tax consequences of an investment in the Fund. Shareholders are advised to consult with their own tax advisers concerning the application of federal, state and local taxes to an investment in the Fund.

Non-U.S. Shareholders. Dividends paid by the Fund to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership ("foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected with the conduct of a U.S. trade or business," in which case the reporting and withholding requirements applicable to domestic shareholders will apply. Distributions of net capital gain are not subject to withholding, but in the case of a foreign shareholder who is a nonresident alien individual, those distributions ordinarily will be subject to U.S. income tax at a rate of 30% (or lower treaty rate), if the individual is physically present in the United States for more than 182 days during the taxable year and the distributions are attributable to a fixed place of business maintained by the individual in the United States.

         This discussion and the related discussion in the prospectus have been prepared by Fund management, and counsel to the Fund has expressed no opinion in respect thereof.

                                                    MANAGEMENT

Trustees

         The Trustees of the Trust, who were elected for an indefinite term by the initial shareholders of the Trust, are responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current Trustees and officers and their affiliations and principal occupations for the past five years are set forth below.


Steven J. Paggioli,* 47  President and Trustee

479 West 22nd Street, New York, New York 10011. Executive Vice President, Robert
H. Wadsworth & Associates, Inc. (consultants) since 1986; Executive Vice President of Investment Company Administration Corporation ("ICAC" mutual fund administrator and the Fund's Administrator), and Vice President of First Fund Distributors, Inc. ("FFD"; registered broker-dealer and the Fund's Distributor) since 1990.

Dorothy A. Berry, 52 Trustee and Chairman

40 Maple Lane, Copake, New York 12516. President, Talon Industries (venture capital and business consulting); formerly Chief Operating Officer, Integrated Asset Management (investment advisor and manager) and formerly President, Value Line, Inc., (investment advisory and financial publishing firm).

Wallace L. Cook, 56 Trustee

One Peabody Lane, Darien, CT 06820. Retired. Formerly Senior Vice President, Rockefeller Trust Co. Financial Counselor, Rockefeller & Co.

Carl A. Froebel, 57 Trustee

2 Crown Cove Lane, Savannah, GA 31411. Private Investor. Formerly Managing Director, Premier Solutions, Ltd. Formerly President, National Investor Data Services, Inc. (investment related computer software).

Rowley W.P. Redington, 51 Trustee

1191 Valley Road, Clifton, New Jersey 07103. President, Intertech (consumer electronics and computer service and marketing ); formerly Vice President, PRS of New Jersey, Inc. (management consulting); Chief Executive Officer, Rowley Associates (consultants).

Eric M. Banhazl*,40 Treasurer

2025 E. Financial Way, Suite 101, Glendora, California 91741. Senior Vice President, Robert H. Wadsworth & Associates, Inc., Senior Vice President of ICAC and Vice President of FFD since 1990.

Robin Berger*, 40 Secretary

479 West 22nd St., New York, New York 10011. Vice President, Robert H. Wadsworth & Associates, Inc. since June, 1993; formerly Regulatory and Compliance Coordinator, Equitable Capital Management, Inc. (1991-93), and Legal Product Manager, Mitchell Hutchins Asset Management (1988-91).

Robert H. Wadsworth*, 57 Vice President

4455 E. Camelback Road, Suite 261E, Phoenix,  Arizona 85018. President of Robert
H.  Wadsworth &  Associates,  Inc.  since 1982,  President of ICAC and FFD since
1990.


*Indicates an "interested person" of the Trust as defined in the 1940 Act.

         Set forth below is the rate of compensation received by the following Trustees from the Fund and all other portfolios of the Trust. This total amount is allocated among the portfolios. Disinterested trustees receive an annual retainer of $7,500 and a fee of $2,500 for each regularly scheduled meeting. These trustees also receive a fee of $1,000 for any special meeting attended. The Chairman of the Board of Trustees receives an additional annual retainer of $4,500. The disinterested trustees are also reimbursed for expenses in connection with each Board meeting attended. No other compensation or retirement benefits are received by any Trustee or officer from the Fund or any other portfolios of the Trust. During the Fund's fiscal year ended June 30, 1997, $6,032 of Trustees' fees and expenses were allocated to the Fund.

Name of Trustee                    Total Compensation

Dorothy A. Berry                   $22,000
Wallace L. Cook                    $17,500
Carl A. Froebel                    $17,500
Rowley W. P. Redington             $17,500

         The Fund receives investment advisory services pursuant to agreements with the Advisor and the Trust. Each such agreement, after its initial term, continues in effect for successive annual periods so long as such continuation is approved at least annually by the vote of (1) the Board of Trustees of the Trust (or a majority of the outstanding shares of the Fund to which the agreement applies), and (2) a majority of the Trustees who are not interested persons of any party to the Agreement, in each case cast in person at a meeting called for the purpose of voting on such approval. Any such agreement may be terminated at any time, without penalty, by either party to the agreement upon sixty days' written notice and is automatically terminated in the event of its "assignment," as defined in the 1940 Act.

                                                INVESTMENT ADVISOR

         The Board of Trustees of the Trust establishes the Fund's policies and supervises and reviews the management of the Fund. The Advisor is located at 630 Fifth Avenue, New York, NY 10111. The Advisor was founded in 1968 and is controlled by Mr. George M. Yeager, President. The Advisor provides investment advisory services to individual and institutional investors with assets of over $250 million. Mr. Yeager is responsible for management of the Fund's portfolio.


         Under the Investment Advisory Agreement with the Fund, the Advisor provides the Fund with advice on buying and selling securities, manages the investments of the Fund, furnishes the Fund with office space and certain administrative services, and provides most of the personnel needed by the Fund. As compensation, the Fund pays the Advisor a monthly investment advisory fee (accrued daily) based upon the average daily net assets of the Fund at the rate of 1.00% annually. During the fiscal year ended June 30, 1997, the Fund incurred advisory fees of $148,503, and the Advisor reimbursed expenses in the amount of $59,209, in accordance with its undertaking to limit the Fund's total expenses to no more than 1.48% of average net assets annually. During the Fund's initial fiscal period ended June 30, 1996, the Advisor reimbursed fees and expenses totaling $43,575, including its advisory fee of $40,684.


         The Investment Advisory Agreement continues in effect from year to year so long as such continuation is approved at least annually by (1) the Board of Trustees of the Trust or the vote of a majority of the outstanding shares of the Fund, and (2) a majority of the Trustees who are not interested persons of any party to the Agreement, in each case cast in person at a meeting called for the purpose of voting on such approval. The Agreement may be terminated at any time, without penalty, by either the Fund or the Advisor upon sixty days' written notice and is automatically terminated in the event of its assignment as defined in the 1940 Act.


                                                   ADMINISTRATOR

         The Fund has entered into an Administrative Agreement with Investment Company Administration Corp. ("ICAC"), a corporation owned in part and controlled by Messrs. Banhazl, Paggioli and Wadsworth. The Agreement provides that ICAC will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Fund; prepare all required filings necessary to maintain the Fund's qualification and/or registration to sell shares in all states where the Fund currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials (e.g., Annual Reports) required to be sent to shareholders; coordinate the preparation and payment of Fund related expenses; monitor and oversee the activities of the Fund's servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary the Fund's daily expense accruals; and perform such additional services as may be agreed upon by the Fund and ICAC. For its services, ICAC receives a monthly fee at the following annual rate:

Average net assets                          Fee or fee rate

Under $15 million                           $30,000
$15 to $50 million                          0.20% of average net assets
$50 to $100 million                         0.15% of average net assets
$100 million to $150 million                0.10% of average net assets
Over $150 million                           0.05% of average net assets



During the Fund's fiscal year ended June 30, 1997 the Administrator received fees of $27,423. For the Fund's initial fiscal period ended June 30, 1996, the Administrator received fees of $20,027.



                                                    DISTRIBUTOR

         First Fund Distributors, (the "Distributor") a corporation owned by Messrs. Banhazl, Paggioli and Wadsworth, acts as the Fund's distributor and principal underwriter in a continuous public offering of the Fund's shares. The Distribution Agreement between the Fund and the Distributor continues in effect from year to year if approved at least annually by (i) the Board of Trustees or the vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and (ii) a majority of the Trustees who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated without penalty by the parties thereto upon sixty days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.


                                        EXECUTION OF PORTFOLIO TRANSACTIONS

         Pursuant to the Investment Management Agreement, the Advisor determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund's portfolio transactions. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker" unless, in the opinion of the Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.

         Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.
         In placing portfolio transactions, the Advisor will use its best efforts to choose a broker-dealer capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by the National Association of Securities Dealers, Inc.

         While it is the Fund's general policy to seek first to obtain the most favorable price and execution available, in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Advisor's overall responsibilities to the Fund.

         Investment decisions for the Fund are made independently from those of other client accounts or mutual funds ("Funds") managed or advised by the Advisor. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts or Funds. In such event, the position of the Fund and such client account(s) or Funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or Funds seeks to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or Funds simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day's transactions in such security will be allocated between the Fund and all such client accounts or Funds in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.


         The Fund does not effect securities transactions through brokers in accordance with any formula, nor does it effect securities transactions through such brokers solely for selling shares of the Fund, although the Fund may consider the sale of shares as a factor in allocating brokerage. However, as stated above, broker-dealers who execute brokerage transactions may effect purchases of shares of the Fund for their customers. The Fund does not use the Distributor to execute its portfolio transactions. During the fiscal year ended June 30, 1997, the Fund paid brokerage commissions of $27,828. Brokerage commissions paid by the Fund during its initial fiscal period ended June 30, 1996 totaled $7,275.



                                  ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Fund's shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Advisor or the Distributor such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund's shares.

         Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible but no later than seven days after receipt by the Fund's Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund's shareholders. At various times, the Fund may be requested to redeem shares for which it has not yet received confirmation of good payment; in this circumstance, the Fund may delay the redemption until payment for the purchase of such shares has been collected and confirmed to the Fund, which may take up to fifteen days after purchase.

         The Fund intends to pay cash (U.S. dollars) for all shares redeemed, but, under abnormal conditions which make payment in cash unwise, the Fund may make payment partly in securities with a current market value equal to the redemption price. Although the Fund does not anticipate that it will make any part of a redemption payment in securities, if such payment were made, an investor may incur brokerage costs in converting such securities to cash. The Fund has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contains a formula for determining the minimum redemption amounts that must be paid in cash.

         The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the Fund's portfolio securities at the time of redemption or repurchase.


                                           DETERMINATION OF SHARE PRICE


         As noted in the Prospectus, the net asset value and offering price of shares of the Fund will be determined once daily as of 4:00 p.m., New York City time, on each day the New York Stock Exchange is open for trading. It is expected that the Exchange will be closed on Saturdays and Sundays and on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The Fund does not expect to determine the net asset value of its shares on any day when the Exchange is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the net asset value per share.


         In valuing the Fund's assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange or on NASDAQ are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board of Trustees of the Trust shall determine in good faith to reflect the security's fair value. All other assets of each Fund are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

         The net asset value per share of the Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.


                                              PERFORMANCE INFORMATION

         From time to time, the Fund may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return will be accompanied by information on the Fund's average annual compounded rate of return over the most recent year and the period from the Fund's inception of operations through the most recent calendar quarter. The Fund may also advertise aggregate and average total return information over different periods of time.

         The Fund's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the following formula:




                                                  P(1+T)n  =  ERV

         Where: P = a hypothetical initial purchase order of $1,000 from which the maximum sales load is deducted

            T   =  average annual total return

            n   =  number of years


         ERV = ending redeemable value of the hypothetical $1,000 purchase at the end of the period


         Aggregate total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period and gives effect to the maximum applicable sales charge. The Fund's total return for the one year period and from inception on September 29, 1995 through June 30, 1997 were 36.29% and 32.91%, respectively.


         The Fund's total return may be compared to that of certain broad based statistical market averages, such as the Dow Jones Industrial Average, Standard & Poor's 500 Composite Stock Index and indices published by Lipper Analytical Services, Inc. From time to time, evaluations of a Fund's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Funds.

         Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any period should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.


                                                GENERAL INFORMATION

         Investors in the Fund will be informed of the Fund's  progress  through
periodic  reports.   Financial   statements   certified  by  independent  public
accountants will be submitted to shareholders at least annually.

Star Bank, 425 Walnut Street, Cincinnati, OH 45202 acts as Custodian of the securities and other assets of the Fund. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund. American Data Services, P.O. Box 5536, Hauppage, NY 11743 is the Fund's Transfer and Dividend Disbursing Agent.

Ernst & Young, 515 S. Flower St., Los Angeles, CA 90071 are the independent auditors for the Fund.

Heller, Ehrman, White & McAuliffe, 333 Bush Street, San Francisco, California 94104, are legal counsel to the Fund.


         On August 28, 1997, the following persons owned of record and/or beneficially more than 5% of the Fund's outstanding voting securities:

       BHC Securities Inc. Trade Account, Philadelphia, PA 19103; 22.38% record.

         Lazard Freres & Co. LLC, New York, NY 10271; 16.72% record.

         L. B. Dayton, A. D. Buxton Trustees, B. N. Dayton 1978 Family Trust, Helena, MT 59601; 9.58% record and beneficial.

         Brandt Dayton, Trustee, B. N. Dayton Revocable Trust, New York, NY 10024; 7.24% record and beneficial.

         Donaldson, Lufkin, Jenrette Securities Corp., Jersey City, NJ 07303; 6.64% record.

         Norwest  Bank  of  South  Dakota,   Trustee,  Bruce  B.  Dayton  Trust,
Minneapolis, MN 55479; 5.42% record and beneficial.


         The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Agreement and Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund's assets for any shareholder held personally liable for obligations of the Fund or Trust. The Agreement and Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund or Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Agreement and Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust's total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

         The Trust is registered with the SEC as a management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

                                               FINANCIAL STATEMENTS

         The annual report to shareholders for the Fund for the fiscal period ended June 30, 1996 is a separate document supplied with this Statement of Additional Information and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference in this Statement of Additional Information.